UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 21, 2022

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 001-37564

Nevada	8211	46-4116523
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

BOXLIGHT CORPORATION

2075 Premiere Parkway, Ste. 900

Duluth, Georgia 30097

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Materially Definitive Agreement

On June 21, 2022, Boxlight Corporation, a Nevada corporation (the “Company”) and substantially all of its direct and indirect subsidiaries (together with the Company, the “Loan Parties”), entered into a second amendment (the “Second Amendment”) to the four year term loan credit facility, originally entered into December 31, 2021 and as amended on April 4, 2022 (the “Credit Agreement”), with Whitehawk Capital Partners, LP, as collateral agent (the “Collateral Agent”), and  Whitehawk Finance LLC (the “Lender”). Pursuant to the terms of the Credit Agreement, the Company had received from the Lender an initial term loan of $58.5 million (the “Term Loan”) on December 31, 2021, and availability of a subsequent delayed draw facility of up to $10 million, which delayed draw facility would be available to the Company assuming it maintained a sufficient borrowing base that is compliant with the Credit Agreement.

The Second Amendment to the Credit Agreement was entered into for purposes of the Lender funding a $2.5 million delayed draw term loan and adjusting certain terms to the Credit Agreement, including adjusting the Applicable Margin (as defined in the Second Amendment) to 13.25% for  LIBOR Rate Loans and 12.25% for Reference Rate Loans, increasing the definition of change of control from 33% voting power to 40% voting power, requiring the Company to engage a financial advisor, and allowing additional time, until July 15, 2022, for the Company to come into compliance with certain borrowing base requirements set forth in the Second Amendment to the Credit Agreement, among other adjustments.

The foregoing description of the Second Amendment to the Credit Agreement does not purport to describe all of the material terms of such agreement and is qualified in its entirety by reference to such document, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 above is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

10.1	Second Amendment to Credit Agreement (including Exhibit A), dated June 21, 2022, between Boxlight Corporation, its subsidiaries, Whitehawk Capital Partners, LP and Whitehawk Finance LLC.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 27, 2022

BOXLIGHT CORPORATION

By:	/s/ Patrick Foley
Name:	Patrick Foley
Title:	Chief Financial Officer